SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   ENGEX, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      2)    Aggregate number of securities to which transaction applies:

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      4)    Proposed maximum aggregate value of transaction:

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|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      4)    Date Filed:

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                                   ENGEX, INC.
                                 44 WALL STREET
                            NEW YORK, NEW YORK 10005

                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 18, 2000

                                -----------------

To the Stockholders of Engex, Inc.:

      The Annual Meeting of Stockholders of Engex, Inc. will be held on Tuesday, January 18, 2000, at 9:30 A.M. at the offices of D.H. Blair Investment Banking Corp., 44 Wall Street, New York, New York.

      The following subjects will be considered and acted upon at the Meeting:

            (1) Election of five directors;

            (2) Ratification of the selection of Grant Thornton LLP as independent public accountants of Engex, Inc. for the fiscal year ending September 30, 2000;

            (3) Transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      The Directors unanimously recommend the election as directors of the nominees named in the Proxy Statement, and ratification of the selection of Grant Thornton LLP as independent public accountants. Stockholders of record at the close of business on November 29, 1999 will be entitled to vote at the Meeting and at any adjournments thereof.

                                    By Order of the Board of Directors

                                             DAVID NACHAMIE,
                                                Secretary

November 30, 1999

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      Please fill in, date and sign the Proxy Card for the shares of Engex, Inc. held by you and return it in the envelope provided so that your vote can be recorded whether or not you plan to attend. No postage is required if mailed in the United States.
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                                   ENGEX, INC.
                                 44 WALL STREET
                            NEW YORK, NEW YORK 10005

                                -----------------

                                 PROXY STATEMENT

                                -----------------

      This statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Engex, Inc. (the "Fund"), a Delaware corporation, of Proxies to be voted at the Annual Meeting of Stockholders to be held January 18, 2000 (the "Meeting"), and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated November 30, 1999. This proxy statement is being mailed to stockholders on or about November 30, 1999, and is accompanied by an Annual Report with respect to the Fund's fiscal year ended September 30, 1999.

      All Proxies which have been properly executed and received in time will be voted at the meeting in accordance with the instructions thereon. Any stockholder executing a Proxy may revoke it in writing by execution of another Proxy or by any other legal method at any time before the shares subject to the Proxy are voted at the Meeting. The Board recommends that shares be voted, and if no choice is specified on the Proxy, the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR the ratification of the selection of Grant Thornton LLP as independent public accountants, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. In order to hold the Meeting, a majority of the Fund's shares entitled to vote must be present in person or represented by proxy. The election of the nominees indicated herein to the Board of Directors requires the affirmative vote of a plurality of the Fund's shares present in person or represented by Proxy and entitled to vote. Approval of the independent public accountants requires the affirmative vote of the majority of the Fund's shares present in person or represented by Proxy and entitled to vote.

      Brokers holding shares for beneficial owners must vote those shares according to specific instructions they receive from the owners. If specific instructions are not received, however, brokers typically may vote the shares in their discretion, since, under New York Stock Exchange rules, brokers have discretionary authority to vote on certain routine matters, including the proposals set forth in this Proxy Statement. "Broker non-votes" and abstentions will be counted for purposes of determining whether a quorum is present. Abstentions are counted among the shares entitled to vote on a proposal, and therefore have the same effect as votes against a proposal. Broker non-votes are treated as shares that are not entitled to vote, and thus will not be counted in determining whether the proposal to ratify the Fund's independent public accountants has been approved.

      In the event that a quorum is present but sufficient votes in favor of a proposal have not been received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in order to permit further solicitation of proxies. The persons named as proxies will vote in favor of such an adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's stockholders.

      As of November 29, 1999, there were issued and outstanding 977,223 shares of the common stock, par value $.10 per share, of the Fund, which is the only class of capital stock of the Fund. Stockholders will be entitled to one vote for each share held. Only holders of record of such shares at the close of business on November 29, 1999, will be entitled to vote at the Meeting.

      The Fund will pay the cost of preparing, assembling and mailing the materials in connection with solicitation of Proxies, and will reimburse brokers and other nominees for their reasonable expenses in connection therewith. In addition to solicitation by use of the mails, certain officers and directors of the Fund and officers, directors and personnel of D.H. Blair Investment Banking Corp. ("Investment Banking Corp.") and American Investors Advisors, Inc., formerly D.H. Blair Advisors, Inc. (the "Investment Adviser"), who will receive no compensation for their services other than their regular salaries, may solicit the return of Proxies personally or by telephone or telegraph.

                              ELECTION OF DIRECTORS

      At the Meeting, five directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been chosen and qualified. The following table sets forth the names of the nominees, all of whom are presently serving as directors of the Fund. All of these nominees have agreed to serve if elected.


                                                                                           SHARES OF THE FUND
                                                                                           BENEFICALLY OWNED
                         PRINCIPAL OCCUPATION                        SERVED AS           DIRECTLY OR INDIRECTLY,      PERCENT
NAME                     DURING PAST FIVE YEARS                    DIRECTOR SINCE         ON NOVEMBEE 29, 1999       OF CLASS
----                     ----------------------                    --------------         --------------------       --------
J. Morton Davis* ......   President of the Fund; Chairman,             1968                     58,754(1)              6.0%
 (Age 69)                   President, Director and sole
                            stockholder of D.H. Blair
                            Investment Banking Corp., New York
                            Stock Exchange member firm;
                            President, Chairman and CEO of
                            American Investor Advisors Inc,
                            the investment advisor to the Fund

Judah Feinerman .......   President, Chairman of the Board and         1986                          0                   0
 (Age 74)                   Director of Judd Associates, Ltd.
                            (insurance brokerage).

Jerome Fisch ..........   Practicing attorney.                         1975                        300                 .03%
 (Age 72)

Dov Perlysky(2) .......   Vice President, Private Client Group         1999                          0                   0
 (Age 37)                   at Laidlaw Global Securities

Leonard Toboroff ......   Executive Vice President of Riddell          1993                          0                   0
 (Age 66)                   Sports, Inc. (sports equipment
                            manufacturer and distributor)

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* Mr. Davis and Mr. Perlysky are "interested person's" (as defined in the Investment Company Act of 1940) of the Fund and the Investment Adviser.

(1) Includes 58,754 shares (approximately 6.0% of those outstanding) owned by Investment Banking Corp. (which Mr. Davis is Chairman and sole stockholder). The 58,754 shares referred to above do not include 167,429 shares (approximately 17.1% of those outstanding) owned of record by Rivkalex Corp., 100% of whose outstanding voting securities are owned by Mr. Davis' wife, Mrs. J. Morton Davis, or the 108,304 shares of the Fund owned of record by Mrs. Davis (approximately 11.1% of those outstanding). Mr. Davis disclaims beneficial ownership of such additional shares. See also "PRINCIPAL STOCKHOLDERS" below.

(2)   Mr. Perlysky is the son-in-law of Mr. Davis.

      In the event that any of the nominees named above is unable to serve for any reason when the election occurs, the accompanying Proxy will be voted for such person or persons as the Board may recommend.

      During the fiscal year 1999, there were four meetings of the Board. The Fund's Board does not have a nominating, compensation or other standing committee performing similar functions.

      During the Fund's fiscal year ended September 30, 1999, the directors received the following compensation from the Fund:

                                                                       ESTIMATED
                                                    PENSION OR          ANNUAL
                                AGGREGATE           RETIREMENT         BENEFITS
NAME OF                        COMPENSATION      BENEFITS ACCRUED        UPON
DIRECTOR                       FROM THE FUND     AS FUND EXPENSES     RETIREMENT
--------                       -------------     ----------------     ----------

J. Morton Davis .............       -0-                 -0-              -0-
Judah Feinerman .............     $4,500                -0-              -0-
Jerome Fisch ................     $4,500                -0-              -0-
Dov Perlysky ................       -0-                 -0-              -0-
Leonard Toboroff ............     $4,500                -0-              -0-

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH
                  NOMINEE TO THE BOARD OF DIRECTORS OF THE FUND

                     RATIFICATION OR REJECTION OF SELECTION
                        OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee is authorized to review proposals of the Fund's auditors regarding annual audits, recommend the engagement or discharge of the auditors, review recommendations of such auditors concerning accounting principles and the adequacy of internal controls and accounting procedures and practices, to review the scope of the annual audit, to approve or disapprove each professional service or type of service other than standard auditing services to be provided by the auditors, and to review and discuss the audited financial statements with the auditors. Its members are Mr. Leonard Toboroff and Mr. Judah Feinerman. The Audit Committee may then recommend to the Fund Board whether to select the Independent Public Accountants for the subsequent fiscal year. At a meeting held on August 4, 1999, pursuant to the Investment Company Act of 1940 (the "1940 Act"), the Audit Committee recommended to the Board, and the Board, including a majority of the Fund's directors who are not "interested persons" as defined in the 1940 Act (the "non-interested directors"),selected Grant Thornton LLP, who have advised the Fund that they do not have any direct or material indirect financial interest in the Fund, to continue as the independent public accountants for the Fund for the fiscal year ending September 30, 2000. Grant Thornton LLP provided both audit services (examination of the Fund's financial statements and review of certain of the Fund's filings with the Securities and Exchange Commission) during the fiscal year ended September 30, 1999. The Board considered the possible effect on the independence of Grant Thornton LLP, as independent public accountants for the Fund as a result of the non-audit services rendered and to be rendered by them, and has concluded that their independence would not be impaired. This selection is being submitted for ratification by the stockholders. All professional services rendered by Grant Thornton LLP during such fiscal year were furnished at customary rates and terms. A representative of Grant Thornton LLP is expected to be present at the Meeting and will be given an opportunity to ask and respond to questions and to make such statements as he considers appropriate.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF
               THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT
                    CERTIFIED PUBLIC ACCOUNTANTS FOR THE FUND

                             MANAGEMENT OF THE FUND

      The Investment Adviser, American Investor Advisors, was organized in 1985 and serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement, dated January 10, 1986 (the "Agreement"). The Agreement was approved by the Fund's stockholders at a meeting held on February 19, 1986 and was last approved by the directors of the Fund, including a majority of the directors who were not "interested persons" of any party to the Agreement, by vote cast in person at a meeting held on January 19, 1999. Until February 1, 1993, the Investment Adviser also served as investment adviser to American Investors Growth Fund, Inc., American Investors Income Fund, Inc., and American Investors Money Fund, Inc. The Investment Adviser is wholly-owned by J. Morton Davis. Mr. Davis, President and Director of the Fund, is also President, Chief Executive Officer, President, Director and sole stockholders of D.H. Blair Investment Banking Corp., a New York Stock Exchange member firm and Chairman of the Board of the Investment Adviser. See also the discussion of shares beneficially owned by Mr. Davis under "ELECTION OF DIRECTORS" above and "PRINCIPAL STOCKHOLDERS" below. David Nachamie, Secretary of the Fund, is also Senior Vice President, Treasurer and a Director of the Investment Adviser. Martin A. Bell, Assistant Secretary of the Fund, is also Vice Chairman, General Counsel and Secretary of the Investment Adviser. Gilbert Jackson, Treasurer of the Fund, is also Controller of the Investment Adviser. The address of Investment Banking Corp., Mr. Davis, Mr. Nachamie, Mr. Bell and Mr. Jackson is 44 Wall Street, New York, New York 10005. The Investment Adviser maintains offices at the same address.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth information with respect to any person (including for this purpose a "group" which consists of two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, or disposing of securities of the Fund) known to the Fund to be the beneficial owner of more than five percent (5%) of the Fund's outstanding voting securities:

        (1)                             (2)                           (3)                     (4)
                                                               AMOUNT AND NATURE
                                                                 OF BENEFICIAL            PERCENT OF
                                   NAME AND ADDRESS                OWNERSHIP                 CLASS
    TITLE OF CLASS                OF BENEFICIAL OWNER         (NOVEMBER 29, 1999)     (NOVEMBER 29, 1999)
    --------------                -------------------         -------------------     -------------------
Common Stock (par value $.10)     Mr. J. Morton Davis              58,754(1)                 6.0%
                                    44 Wall Street
                                    2nd Floor
                                    New York, N.Y. 10005

                                  Mrs. J. Morton Davis            275,733(2)                28.2%
                                    c/o Rivkalex Corp.
                                    44 Wall St.
                                    2nd Floor
                                    New York N.Y. 10005

                                  Kinder Investments LP            96,500                     9.9%
                                    c/o Peyser Associates
                                    1500 Hempstead Turnpike
                                    East Meadow, N.Y. 11554

                                  Venturetek LP                   109,100                    11.1%
                                    c/o David Selengut
                                    370 Lexington Avenue
                                    New York, N.Y. 10017

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(1) Includes 58,754 shares owned of record by Investment Banking Corp. See note (1) to "ELECTION OF DIRECTORS" on page 3.

(2) Includes 167,429 shares owned of record by Rivkalex Corp., 100% of whose outstanding voting securities are owned by Mrs. Davis.

      All of the directors and officers of the Fund, as a group, own of record and beneficially 300 shares of the Fund (approximately .03% of those outstanding), in addition to which Mr. Davis beneficially owns 58,754 shares (approximately 6.0% of those outstanding) held by Investment Banking Corp.

      Investment Banking Corp., which holds 58,754 shares (approximately 6.0% of those outstanding), has informed the Fund that it intends to vote such shares in favor of all proposals submitted by Management and scheduled to come before the Meeting.

      Mr. Davis disclaims beneficial ownership of all shares other than those held by Investment Banking Corp. Mrs. Davis disclaims beneficial ownership of all shares other than those held by her personally and those held by Rivkalex Corp.

      Mr. Davis and Mrs. Davis may be in a position to control the outcome of the Meeting and approval or rejection of the various proposals specified above if they act in concert.

                            SUPPLEMENTAL INFORMATION

      The executive officers of the Fund, each of whom serve at the pleasure of the Board, are as follows: J. Morton Davis (age 69), who has served as President of the Fund since its inception, and whose principal occupation is described above under "ELECTION OF DIRECTORS"; David Nachamie (age 69), who has served as Treasurer of the Fund from 1976 through 1993 and also as Secretary since January 7, 1981, and whose principal occupation has been as Treasurer of Investment Banking Corp. since 1992 and who previously served as comptroller of D.H. Blair & Co., Inc. for 10 years; Gilbert Jackson (age 35), who has served as Treasurer of the Fund since 1998, and also as Assistant Treasurer of the fund from 1985 through 1998 and whose principal occupation for the past seven years has been as Controller of Investment Banking Corp.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

      Stockholders wishing to have their proposals included in the Fund's Proxy Statement for the Fund's 2001 Annual Meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Fund at its address listed on the first page of this Proxy Statement so that the proposals are received no later than July 21, 2000.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board is not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, the persons named in the Proxy have discretionary authority to vote in accordance with their best judgment.

                                                 ENGEX, INC.

Dated: November 29, 1999

                                   ENGEX, INC.

           PROXY--SOLICITED BY THE BOARD OF DIRECTORS (SEE OTHER SIDE)

      The undersigned stockholder of ENGEX, INC. ("Fund"), a Delaware corporation, hereby appoints J. MORTON DAVIS, DAVID NACHAMIE and GILBERT JACKSON, and each of them, the true and lawful proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on January 18, 2000 at 9:30 A.M. and at any adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares and the undersigned authorizes and instructs said proxies to vote as follows:

      1. ELECTION OF DIRECTORS

FOR ALL NOMINEES listed below (Except          WITHHOLD AUTHORITY to Vote
as marked to the contrary below) |_|           for all nominees listed below |_|

                 J. Morton Davis, Judah Feinerman, Jerome Fisch,
                       Dov Perlysky, and Leonard Toboroff

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

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      2. RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP, as the independent public accountants for the year ending September 30, 2000.

                    FOR |_|      AGAINST |_|     ABSTAIN |_|

      3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREIN, BUT WHERE SPECIFICATIONS ARE NOT INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES NAMED HEREIN ON ALL OTHER MATTERS (INCLUDING, WITHOUT LIMITATION, ADJOURNMENTS) PROPERLY COMING BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE PROXY STATEMENT OF THE FUND, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

(This proxy may be revoked at any time before it is voted at the meeting.)

PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


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                                                      SIGNATURE

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                                                      SIGNATURE

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                                                        DATED

                                        PLEASE SIGN, DATE AND RETURN PROMPTLY

                                        Signature(s) should be exactly as name
                                        or names appearing on this proxy. If
                                        stock is held jointly, each holder
                                        should sign. If signing by attorney,
                                        executor, administrator, trustee or
                                        guardian, please give full title.